UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 4, 2015

FNB BANCORP

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California 94080

(Address of principal executive offices)                      (Zip Code)

Registrant’s telephone number, including area code: (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by FNB Bancorp with the Commission on September 8, 2015, in order to provide the financial statements and pro forma financial information required under Item 9.01 of Form 8-K (excluded from the Form 8-K filed on September 8, 2015).

On September 4, 2015, FNB Bancorp completed its acquisition of America California Bank. (“ACAL”). Immediately upon consummation of the Agreement and Plan of Reorganization and Merger dated May 14, 2015 (included as Exhibit 2.1 to the Form 8-K filed by FNB Bancorp on May 15, 2015), ACAL was merged with and into FNB Bancorp’s wholly owned subsidiary, First National Bank of Northern California, all effective on the same date, September 4, 2015.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K with respect to the acquisition described in Item 2.01 of this report are attached as Exhibit 99.1 (audited consolidated balance sheet of America California Bank as of December 31, 2014, and the audited statements of earnings, changes in shareholders’ equity and cash flows for the year ended December 31, 2014).

(b)	Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K with respect to the acquisition described in Item 2.01 of this report is attached as Exhibit 99.5, consisting of the unaudited pro forma condensed combined balance sheet as of June 30, 2015, giving effect to the merger of America California Bank with and into First National Bank of Northern California as if the merger had been consummated on June 30, 2015; and the unaudited pro forma condensed combined statements of earnings for FNB Bancorp and America California Bank for the six months ended June 30, 2015 and for the twelve months ended December 31, 2014 as if the merger had been consummated as of January 1, 2014.

(c)	Exhibits

2.1	The Agreement and Plan of Reorganization and Merger dated as of May 14, 2015 by and among FNB Bancorp, First National Bank of Northern California, ACB Interim Merger Corporation, and America California Bank, is incorporated herein by reference to Exhibit 2.1 to the FNB Bancorp Current Report on Form 8-K filed with the Commission on May 15, 2015

23.1	Consent of Vavrinek, Trine, Day & Co., LLP, independent registered public accounting firm

99.1	Audited consolidated balance sheet of America California Bank as of December 31, 2014, and the audited statements of earnings, changes in shareholders’ equity and cash flows for the year ended December 31, 2014

99.2	Unaudited pro forma condensed combined balance sheet as of June 30, 2015, giving effect to the merger of America California Bank with and into FNB Bancorp as if the merger had been consummated on June 30, 2015; and the unaudited pro forma condensed combined statements of earnings for FNB Bancorp and America California Bank for the six months ended June 30, 2015 and for the year ended December 31, 2014 as if the merger had been consummated as of January 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB BANCORP (Registrant)

Dated: September 11, 2015	By:	/s/ David A. Curtis
David A. Curtis
Senior Vice President and Chief Financial Officer